UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 2008

Date of report (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

NEVADA 000-14602 91-1206026

(State or other jurisdiction of (Commission File Number) (IRS Employer Identification incorporation) Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740

(Address of principal executive offices)

(808) 326-1353

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events.

Item 8.01 Other Events.

Notice of Discontinuance of Production of NatuRose® for Animal Feed Market and the Discontinuance of the Production and Marketing of Phycobiliproteins

(a).  On March 26, 2008, Cyanotech Corporation issued a press release announcing that it will discontinue marketing of its NatuRose® product for the animal feed market inorder to focus on production and marketing of natural astaxanin for the higher value human market.

The Company also announced it has discontinued production and marketing of phycobiliproteins, a highly specialized product which had provided a small contribution to revenue in recent years.

The press release attached hereto as exhibit 99.1 is incorporated herein by reference.

Section 9 Exhibits.

Item 9.01  Exhibits.

(d) Exhibits:

Exhibit Number

99.1

Press release, dated March 26, 2008, announcing from Cyanotech Corporation announcing the discontinuance of the production of NatuRose® for animal feed and the discontinuance of the production and marketing of phycobiliproteins. .

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH
CORPORATION (Registrant)

March 31, 2008	By:	/s/ William R. Maris

William R. Maris
Chief Financial Officer and VP Finance & Administration

EXHIBIT INDEX

Exhibit Number

99.1

Press release, dated March 26, 2008, announcing from Cyanotech Corporation announcing the discontinuance of the production of NatuRose® for animal feed and the discontinuance of the production and marketing of phycobiliproteins. .